Section 5: EX-99 (EXHIBIT 99)

TRUSTCO BANK CORP NY	EXHIBIT 99

TrustCo Bank Corp NY
2017 Equity Awards

2017 Officer Awards

Officer	Restricted Unit Awards	Performance Unit Awards
		Threshold	Target	Max
R McCormick	20,000	22,500	30,000	45,000

R Leonard	10,000	11,250	15,000	22,500
S Salvador	10,000	11,250	15,000	22,500

M Ozimek	2,800	3,150	4,200	6,300
E Schreck	2,800	3,150	4,200	6,300

2017 Director Awards

Director	Restricted Unit Awards
Dennis A. De Gennaro	1,500
Brain C. Flynn	1,500
Thomas O. Maggs	1,500
Anthony J. Marinello, M.D., Ph.D.	1,500
Williams D. Powers	1,500